MULTIPLE INDEX TRUST
                                TREASURIES TRUST
                                 P.O. Box 2529
                              2303 Yorktown Avenue
                           Lynchburg, Virginia 24501
                                 (804) 846-1361
                                 (800) 544-6060

     API Trust (the "Trust") is an open-end, management investment company. This Prospectus offers the Consultants Class of shares of the Multiple Index Trust and the Treasuries Trust (each a "Fund" and collectively, the "Funds"), each a separately managed, diversified portfolio of the Trust.

     MULTIPLE INDEX TRUST -- This Fund's investment objective is to maximize total return from capital growth and income. The Fund seeks to achieve its objective by investing at least 65% of its total assets in shares of other open-end investment companies ("underlying funds") whose portfolios mirror those of one index or another of market securities. An investor in the Fund will bear not only his proportionate share of the expenses of the Fund but also, indirectly, similar expenses of the underlying funds.

     TREASURIES TRUST -- This Fund's investment objective is to seek current income while limiting credit risk. The Fund seeks to achieve its objective by investing in obligations of the U.S. Treasury that are guaranteed as to principal and interest by the full faith and credit of the U.S. Government.

     No assurance can be given that either Fund will achieve its investment objective.

     Shares of the Funds are offered through Yorktown Distributors, Inc. ("Distributors"). Each Fund's minimum initial investment is $5,000; subsequent investments must be at least $1,000.

     This Prospectus sets forth concisely the information about the Trust and the Funds that a prospective investor should know before investing. It should be read and retained for future reference. A Statement of Additional Information, dated June 1, 1997, has been filed with the Securities and Exchange Commission and, as amended from time to time, is incorporated by reference herein. It is available, at no charge, by contacting the Trust at the address or telephone numbers provided above.

     FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
    EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
       SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
          COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
              PROSPECTUS. ANY REPRESENTATION    TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

                     This Prospectus is dated June 1, 1997.

                               TABLE OF CONTENTS


    TOPIC                                                            PAGE
    -----                                                            ----

TABLE OF FUND EXPENSES.............................................    3

EXAMPLE............................................................    3

MULTIPLE INDEX TRUST...............................................    4

TREASURIES TRUST...................................................    6

OTHER INFORMATION..................................................    6

MANAGEMENT OF THE FUNDS............................................    7

PURCHASE OF FUND SHARES............................................    8

REDEMPTION OF FUND SHARES..........................................   11

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES...........................   12

PERFORMANCE INFORMATION............................................   14

FUND SHARES........................................................   15

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT..................   15

GENERAL INFORMATION................................................   15

                             TABLE OF FUND EXPENSES

     The following tables are intended to assist investors in understanding the expenses associated with investing in the Funds.

                                                                            MULTIPLE        TREASURIES
                                                                           INDEX TRUST        TRUST
                                                                           -----------      ----------
SHAREHOLDER TRANSACTION EXPENSES
  Maximum sales charge imposed on purchases
     (as a % of offering price).........................................       1.50%(1)        1.50%(1)
  Redemption Fees.......................................................       None            None
  Sales load imposed on reinvested dividends............................       None            None
  Exchange Fees.........................................................       None            None


                                                                            MULTIPLE        TREASURIES
                                                                           INDEX TRUST        TRUST
                                                                           -----------      ----------
ANNUAL FUND OPERATING EXPENSES
(as a % of average net assets)
  Management Fees.......................................................       0.70%           0.40%
  12b-1 Fees............................................................       0.00%           0.00%
  Other Expenses (after waivers)(2).....................................       0.46%           0.46%
                                                                           -----------      ----------
  Total Fund Operating Expenses.........................................       1.16%           0.86%
                                                                           -----------      ----------
                                                                           -----------      ----------

     (1) Sales charge waivers and reduced sales charge purchase plans are available. Purchases of $1 million or more are not subject to an initial sales charge.

     (2) Other Expenses is based on estimated amounts (after waivers) for the current fiscal year. Without waivers, Other Expenses and Total Fund Operating Expenses are estimated to be 0.70% and 1.40%, respectively, for the Multiple Index Trust and 0.70% and 1.10%, respectively, for the Treasuries Trust.

                                    EXAMPLE

     A Shareholder would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return; (2) deduction at the time of investment of the maximum sales charge of 1.50%; and (3) redemption at the end of each period.


                            MULTIPLE      TREASURIES
                           INDEX TRUST      TRUST
                           -----------    ----------

After 1 year............       $27           $ 24
After 3 years...........        51             42

     The Example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. The tables above and the assumption in the Example of a 5% annual return are required by regulations of the Securities and Exchange Commission ("SEC") applicable to all mutual funds; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Funds' shares. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. THE ACTUAL EXPENSES OF THE FUNDS MAY BE MORE OR LESS THAN THOSE SHOWN.

                              MULTIPLE INDEX TRUST

INVESTMENT OBJECTIVE AND POLICIES

     The Multiple Index Trust's investment objective is to maximize total return from capital growth and income. The Fund seeks to achieve its objective by investing primarily in shares of underlying funds whose portfolios mirror those of one index or another of market securities, such as the Standard & Poor's 500 Composite Stock Price Index, the New York Stock Exchange Composite Index, the Nasdaq Composite Index or the Russell 4500 Index. Normally, the Fund will invest in 10 to 15 such underlying funds; although the Fund may invest up to 25% of its total assets in any one underlying fund. Such funds generally are not managed in the traditional sense, using economic, financial and market analysis, nor will the adverse financial situation of an issuer directly result in its elimination from the index and consequently the Fund.

     The Multiple Index Trust's investment adviser, Yorktown Management & Research Company, Inc. ("Adviser"), selects underlying funds in which to invest the assets of the Fund based, in part, upon its analysis of their past performance, their investment objectives, policies, and the relative prospects for performance of the indexes sought to be replicated by the funds. The Adviser also considers other factors in the selection of underlying funds including the underlying funds' size, cost structure, shareholder services, liquidity and the reputation and stability of their investment advisers. The underlying funds in which the Fund invests may include new funds or funds with limited operating history. Underlying funds in which the Fund may invest may, but normally will not, have the same investment objectives, policies and limitations as the Fund.

     All of the Trust's series that invest in underlying funds, including the Multiple Index Trust, may invest in shares of the same underlying fund; however, the percentage of each series' assets so invested may vary, and the Fund and other funds that are affiliates of the Fund may not own more than 3% of an underlying fund's outstanding shares at the time of purchase. If the Fund owns more than 1% of an underlying fund's shares, the underlying fund will be obligated to redeem only 1% of the underlying fund's outstanding securities held by the Fund during any period of less than 30 days. Any shares of an underlying fund held by the Fund in excess of 1% of the underlying fund's outstanding shares, therefore, will be considered not readily marketable securities that, together with other such securities, may not exceed 15% of the value of the Fund's net assets. Further, in accordance with the Investment Company Act of 1940, as amended ("1940 Act"), if an underlying fund submits a matter to shareholders for vote, the Fund will either vote the shares (i) in accordance with instructions received from Fund shareholders or (ii) in the same proportion as the vote of all other holders of such securities.

     The Fund intends only to invest in underlying funds that intend to qualify as regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended ("Code"). If an underlying fund fails to qualify for treatment as a RIC, it may be subject to federal income tax and may adversely affect the Fund's ability to qualify for that treatment. No assurance can be given, however, that an underlying fund will qualify for treatment as a RIC.

RISKS AND OTHER CONSIDERATIONS

     Any investment in a mutual fund involves risk, and, although the Fund invests in a number of underlying funds, this practice does not eliminate investment risk. Investment decisions by the investment advisers of the underlying funds are made independently of the Fund and the Adviser. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another underlying fund. The result of this would be an indirect expense to the Fund without accomplishing any investment purpose.

     Some of the underlying funds also could incur more risks than others. For example, they may engage in investment practices that entail greater risks or invest in companies whose securities and other investments are more volatile. Moreover, while the Fund has a policy of investing no more than 25% of its total assets in the securities of underlying funds that invest 25% or more of their total assets in any one industry, the Fund, through its investments in underlying funds, indirectly may invest more than 25% of its assets in any one industry. In addition, the underlying funds in which the Fund invests may have policies themselves that, among other things, permit them to invest up to 100% of their assets in securities of foreign issuers and to engage in foreign currency transactions with respect to their investments; invest up to 15% of their net assets in illiquid securities; lend their portfolio securities; borrow money in amounts up to 33% of their assets for investment purposes leverage; invest 25% or more of their total assets in one industry; write (sell) or purchase call or put options on securities or on stock or bond indexes; enter into futures contracts; write (sell) or purchase options on futures contracts; sell securities short; invest up to 5% of their assets in warrants; and invest in convertible securities. The risks associated with certain of these investment practices are described in the Statement of Additional Information.

     Under certain circumstances, an underlying fund may pay the Fund for redemption of its shares wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, the Fund may hold securities distributed by an underlying fund until the Adviser determines that it is appropriate to dispose of such securities. Such disposition generally will entail additional costs to the Fund.

     The Fund may purchase shares of underlying funds that impose, and others that do not impose, a front-end sales load. Any underlying fund is currently permitted under the rules of the NASD to impose front-end sales loads as high as 8.5% of the public offering price (9.29% of the net amount invested), provided that it does not also impose an asset-based sales charge. The Adviser anticipates, however, investing the Fund's assets in funds that impose no front-end sales load or impose a front-end sales load on shares purchased by the Fund of no more than 1% of the public offering price of the shares. Fund purchases may often qualify for so-called quantity discounts whereby a lower front-end sales load is applied to purchases of, for example, $50,000 or more. Additionally, where possible, the Adviser will seek to reduce the front-end sales load imposed by purchasing shares pursuant to (i) letters of intent, permitting it to obtain reduced front-end sales loads by aggregating its intended purchases over time; (ii) rights of accumulation, permitting it to obtain reduced front-end sales loads as it purchases additional shares of an underlying fund; and (iii) rights to obtain reduced front-end sales loads by aggregating its purchases of several funds within a family of mutual funds. In addition to any front-end sales load imposed by an underlying fund, the underlying fund may impose annual distribution and service fees of up to 1% of the fund's average daily net assets. Moreover, the Fund may invest in shares of underlying funds that are sold with a contingent deferred sales charge of up to 1.0%.

     Front-end sales loads generally are split into the dealer reallowance (which typically comprises at least 80% of the amount of the charge) and the underwriter's retention. Distributors generally will be designated as the dealer entitled to receive the dealer reallowance portion of the sales charge on purchases of load fund shares by the Fund. However, Distributors will not retain any dealer reallowance in excess of 1% of the public offering price on any transaction, nor will it be designated as the dealer entitled to receive the dealer reallowance portion of the sales charge where such reallowance would exceed 1% of the public offering price.

     Investing in the Fund also involves certain additional expenses and certain tax consequences that would not be present in a direct investment in the underlying funds. An investor in the Fund should recognize that he may invest directly in any underlying mutual fund and that, by investing in an underlying fund indirectly through the Fund, he will bear not only his proportionate share of the expenses of the Fund (including operating costs and investment advisory and administrative fees) but also indirectly similar expenses of the underlying funds as well as sales loads and distribution fee expenses.

                                TREASURIES TRUST

     The Treasuries Trust's investment objective is to seek current income while limiting credit risk. Under normal conditions, the Fund invests at least 65% (and normally 100%) of its total assets in obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) that are guaranteed as to principal and interest by the full faith and credit of the U.S. Government. Treasury bills, notes and bonds historically have involved little risk of loss of principal if held to maturity. Such securities, however, are subject to variations in market value due to interest rate fluctuations. If interest rates fall, the market value of fixed-income securities tends to rise; if interest rates rise, the market value of fixed-income securities tends to fall. Moreover, the longer the remaining maturity of a fixed-income debt security, the greater the effect of interest rate changes on the market value of the security. This market risk affects all fixed-income securities, but U.S. Government securities are generally subject to less market risk.

                               OTHER INFORMATION

     Pending investment, for liquidity or when the Adviser believes market conditions warrant a defensive position, each Fund temporarily may hold cash or invest all or a portion of its assets in money market mutual funds or in money market instruments, including repurchase agreements. A repurchase agreement is a transaction in which a Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Although repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to a Fund if the other party to the repurchase agreement becomes bankrupt, each Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by the Adviser to present minimal credit risks in accordance with guidelines established by the Trust's Board of Trustees.

     Each Fund may borrow money for temporary purposes from a bank and may engage in reverse repurchase agreements, but not in excess of 10% of its total assets. Each Fund, however, will not purchase securities while borrowings in excess of 5% of its total assets are outstanding. Each Fund may invest up to 15% of its net assets in securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days and restricted securities. A considerable period may elapse between a Fund's decision to sell such securities and the time when a Fund is able to sell such securities. If, during such a period, adverse market conditions were to develop, a Fund may obtain a less favorable price than prevailed when it decided to sell.

     Each Fund's investment objective and certain investment limitations, as described in the Statement of Additional Information, are fundamental and may not be changed without the affirmative vote of a majority of the Fund's "outstanding voting securities" as defined in the 1940 Act. All other investment policies, unless otherwise noted, are nonfundamental and may be changed by the Trust's Board of Trustees without shareholder approval.

     The Adviser anticipates that the annual portfolio turnover rate for each Fund will not exceed 100%, but may vary from year to year, and will not be a limiting factor when the Adviser deems portfolio changes appropriate. A high portfolio turnover rate (100% or more), whether incurred by a Fund or an underlying fund (Multiple Index Trust only), involves correspondingly greater transaction costs, which will be borne directly by the Fund or underlying fund (Multiple Index Trust only), and increases the potential for short-term capital gains and taxes.

                            MANAGEMENT OF THE FUNDS

INVESTMENT ADVISORY ARRANGEMENTS

     The Trust's Board of Trustees has overall responsibility for the operation of the Trust. Pursuant to that responsibility, the Board has selected the Adviser to act as investment adviser and administrator for the Funds. The Adviser supervises all matters relating to the operation of each Fund and is responsible for making investment decisions for each Fund, furnishing corporate officers and clerical staff and providing office space, office equipment and office services.

     The Adviser receives a monthly fee for its services, calculated daily, payable at an annual rate of 0.70% of the average daily net assets of the Multiple Index Trust and at an annual rate of 0.40% of the average daily net assets of the Treasuries Trust. Each Fund incurs various other expenses in its operations, such as custody and transfer agency fees, brokerage commissions, professional fees, expenses of board and shareholder meetings, fees and expenses relating to the registration of its shares, taxes and governmental fees, fees and expenses of the trustees, costs of obtaining insurance, expenses of printing and distributing shareholder materials, organizational expenses and extraordinary expenses, including costs or losses in litigation.

     The Adviser is located at 2303 Yorktown Avenue, Lynchburg, Virginia 24501 and is controlled by David D. Basten. Mr. Basten currently serves as each Fund's portfolio manager. He is also the portfolio manager of the Trust's other series.

     The Adviser places orders for the purchase and sale of portfolio investments for a Fund's account with brokers or dealers, selected by it in its discretion, including Distributors. With respect to the Multiple Index Trust, where Distributors acts as the dealer with respect to the purchases of load fund shares, it will retain dealer reallowances on those purchases up to a maximum of 1% of the public offering price of the shares. Distributors may not be designated as the dealer on any sales where such reallowance exceeds 1% of the public offering price. In the event Distributors is unable to act as dealer with respect to a particular transaction, the Adviser will direct such order to another broker-dealer. Factors in the selection of such a broker-dealer include the receipt of research, analysis and advice and similar services and the sale of Fund shares by such broker-dealer. Distributors also may receive distribution payments from the underlying funds or their underwriter in accordance with the Rule 12b-1 distribution plans of those funds.

DISTRIBUTION ARRANGEMENTS

     Distributors is the distributor of shares of the Funds and is located at 2303 Yorktown Avenue, Lynchburg, Virginia 24501. Distributors is an affiliate of the Adviser and is controlled by David D. Basten. As distributor, Distributors collects the sales charges imposed on purchases of shares and reallows the sales charge to brokers that have sold such shares in accordance with the schedule set forth below under "Purchase of Fund Shares." In addition to such compensation, Distributors pays a broker a monthly fee based on the value of investments maintained in the Fund by clients of such broker. With respect to the Treasuries Trust, Distributors pays such fee at an annual rate of up to 0.30% of the average amount of client assets maintained in the Fund during the month. With respect to the Multiple Index Trust, Distributors pays such fee at the annual rate of up to 0.50% of the average amount of client assets maintained in the Fund during the month.

     Distributors may also pay certain broker-dealers, banks, fiduciaries, custodians for public funds and investment advisers a fee for distribution, administrative or other services. In addition, Distributors may provide additional incentives to brokers that sell shares of the Funds. In some instances, these incentives may be offered only to brokers which have sold or may sell significant amounts of shares. Brokers may also be named the dealer of record on underlying fund shares purchased by the Multiple Index Trust, with the result that those brokers could receive commissions or fees from the underwriters of those underlying funds. These commissions could be paid as long as the Multiple Index Trust held the underlying fund shares in its portfolio.

     Applicable banking laws prohibit certain deposit-taking institutions from underwriting or distributing securities. There is currently no precedent prohibiting banks from performing administrative services in connection with the distribution of Fund shares. If a bank were prohibited from performing such administrative services, its shareholder clients would be permitted to remain shareholders of the Funds and alternate means of servicing such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

                            PURCHASE OF FUND SHARES

HOW SHARES MAY BE PURCHASED

     The public offering price of each Fund's shares is the net asset value per share plus an initial sales charge next determined after receipt by Fund Services, Inc., the Funds' transfer agent, of a completed and signed purchase application together with a check to cover the purchase. The initial sales charge is calculated as follows:

                                                                          SALES CHARGE AS
                                                                           PERCENTAGE OF              DEALER
                                                                       ----------------------     REALLOWANCE AS
                                                                       OFFERING       NET          PERCENTAGE OF
          AMOUNT OF PURCHASE AT THE PUBLIC OFFERING PRICE               PRICE      INVESTMENT     OFFERING PRICE
--------------------------------------------------------------------   --------    ----------    -----------------
Less than $100,000..................................................     1.50%        1.52%             1.50%
$100,000 but less than $250,000.....................................     1.25         1.27              1.25
$250,000 but less than $1 million...................................     1.00         1.01              1.00
$1 million or more..................................................     0.00         0.00              0.00

     To the extent that Distributors reallows more than 90% of the sales charge to a broker-dealer, such broker-dealer may be deemed an underwriter under the Securities Act of 1933, as amended. In addition to the front-end sales charge imposed by a Fund, a broker-dealer may charge its client a fee for selling Fund shares. A broker-dealer is responsible for the prompt transmission of a purchase order to the Fund's transfer agent. The Trust and Distributors reserve the right to reject any purchase order.

     Investors who are purchasing shares of both Funds may combine those purchases to receive a reduced sales charge. Investors who already own shares in one or both Funds may combine the amount they are currently purchasing with the value of such previously owned shares to qualify for a reduced sales charge. To determine the sales charge reduction in either case, please refer to the chart above.

     Investors may also qualify for a reduced sales charge when they combine their purchases with those of:

           o  their spouses, parents or children under age 21;

           o  their individual retirement accounts (IRAs);

           o  certain employee benefit plans, including 401(k) plans;

           o  any company controlled by the investor; and

           o  trusts created by the investor; and

           o Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts created by the investor or group of individuals for the benefit of the investors' children; or accounts with the same adviser.

     Employers who own shares for one or more of their qualified retirement plans may also qualify for a reduced sales charge.

     No sales charge will apply when the investor:

           o is an employee, director, trustee or officer of the Adviser, its affiliates or the Trust;

           o  is the spouse, parent or child of any of the above;

           o is an employer establishing an employee benefit plan qualified under section 401 (including a salary reduction plan qualified under section 401(k)) or section 403(b) of the Code. (This waiver is subject to minimum requirements, with respect to the number of employees and investment amount, established by the Adviser.);

           o acquires shares of a Fund through an investment program that is not sponsored by Distributors or its affiliates and that charges participants a fee for program services, provided that the program sponsor has entered into a written agreement with Distributors permitting the sale of shares at net asset value to that program; or

           o acquires shares in connection with a reorganization pursuant to which a Fund acquires substantially all of the assets and liabilities of another investment company in exchange solely for shares of the Fund.

     Application forms for the purchase of Fund shares can be obtained from Distributors or from a broker-dealer that has entered into an agreement with Distributors. Each Fund's minimum initial investment is $5000 and the minimum for additional investments is $1000. An exception to these minimums is granted for investments made pursuant to special plans or if approved by Distributors.

     When shares of a Fund are initially purchased, an account with that Fund is automatically established for the shareholder. Any shares of that Fund subsequently purchased or received as a distribution are credited directly to the shareholder account. No share certificates are issued unless specifically requested in writing to the Trust. Certificates are issued in full shares only. In addition, no certificates are issued for shares purchased by check until 15 business days have elapsed, unless the Trust is reasonably assured that payment for the shares has been collected. There is no charge for certificate issuance.

SYSTEMATIC INVESTMENT PLAN

     Shareholders may purchase Fund shares through a Systematic Investment Plan. Under such Plan, Fund Services, Inc., at regular intervals, will automatically debit a shareholder's bank checking account in an amount of $1,000 or more (subject to the $5,000 minimum initial investment), as specified by the shareholder. A shareholder may elect to invest the specified amount monthly or quarterly. The purchase of Fund shares will be effected at their offering price at the close of normal trading on the New York Stock Exchange, Inc. ("NYSE") on or about the 15th day of the month. To obtain an application for the Systematic Investment Plan, write to Distributors at the address shown on the back cover of this Prospectus.

EXCHANGE PRIVILEGES

     Shares of each Fund may be exchanged for shares of the other Fund and the Trust's series listed below without an exchange fee. The Trust's series with which exchanges may be made are:

     Capital Income Fund, which seeks primarily high current income and secondarily growth of capital and income. Like the Multiple Index Trust, the Capital Income Fund seeks to achieve its investment objective by investing in shares of underlying funds.

     Growth Fund, which seeks growth of capital. Like the Multiple Index Trust, the Growth Fund seeks to achieve its investment objective by investing in shares of underlying funds.

     T-1 Treasury Trust, which seeks current income while limiting credit risk. The T-1 Treasury Trust seeks to achieve its objective by investing in U.S. Treasury securities with remaining maturities of one year or less.

     Yorktown Classic Value Trust, which primarily seeks growth of capital and seeks income as a secondary objective. The Yorktown Classic Value Trust seeks to achieve these objectives by investing primarily in equity securities which the Adviser believes are undervalued in relation to the quality of the securities and the long-term earning power of their issuers, regardless of short-term indicators.

     Shareholders must place exchange orders in writing with the transfer agent, Fund Services, Inc., P.O. Box 26305, Richmond, Virginia 23260. Telephone exchanges are not available. All permitted exchanges will be effected based on the net asset value per share of each Fund that is next computed after receipt by the transfer agent of the exchange request in "good order."

     An exchange request is considered in "good order" only if:

     1. The dollar amount or number of shares to be purchased is indicated.

     2. The written request is signed by the registered owner and by any co-owner of the account in exactly the same name or names used in establishing the account.

     3. Where share certificates have been issued, the written request is accompanied by the certificates for shares to be redeemed, properly endorsed in form for transfer, and either the share certificates or separate instructions of assignment (stock powers) signed by each registered owner and co-owner exactly as the shares are registered.

     4. The signatures on the written exchange request and on any share certificates (or on accompanying stock powers) are guaranteed by a bank, broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, government securities broker, credit union (if authorized under state law), national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees from a notary public are not acceptable.

     Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the stockholder of record making the exchange request.

     The Trust reserves the right to terminate or modify the exchange offer described herein and will give shareholders 60 days' notice when required by SEC rules. (See the Statement of Additional Information for further details.) Before making any exchange, shareholders should contact Distributors or their broker to obtain more information about exchanges and prospectuses of the Trust's series to be acquired through the exchange. For tax purposes, an exchange is treated as a redemption and a subsequent purchase. Any capital gains or losses on the shares exchanged should be reported for tax purposes. The price of the acquired shares is the new cost basis for income tax purposes.

DETERMINING NET ASSET VALUE

     The net asset value of each Fund is determined as of the close of normal trading (currently 4:00 p.m. eastern time) on the NYSE each day that the NYSE is open for business. The net asset value per share is computed by dividing the value of a Fund's securities plus any cash and other assets (including dividends accrued but not yet collected) minus all liabilities (including accrued expenses) by the total number of a Fund's shares outstanding.

     The assets of the Multiple Index Trust consist primarily of shares of open-end funds. Shares of open-end funds are valued at their respective net asset values under the 1940 Act. An open-end fund values securities in its portfolio for which market quotations are readily available at their current market value (generally the last reported sales price) and all other securities and assets at fair value pursuant to methods established in good faith by the board of directors of the underlying fund. Money market funds with portfolio securities that mature in 397 days or less may use the amortized cost or penny-rounding methods to value their securities.

     Other assets of the Multiple Index Trust and the assets of the Treasuries Trust are valued based on their current market value when market quotations are readily available. If such value cannot be established, assets are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees. Securities having 60 days or less remaining to maturity are valued at their amortized cost.

                           REDEMPTION OF FUND SHARES

HOW SHARES MAY BE REDEEMED

     Shares of either Fund may be redeemed by mailing a redemption request to the Fund's transfer agent, Fund Services, Inc., at P.O. Box 26305, Richmond, Virginia 23260. Upon receipt at the offices of Fund Services, Inc. of a redemption request in "good order," as described in "Exchange Privileges" above, the shares will be redeemed at the net asset value per share computed at the close of normal trading on the NYSE on that day. Redemption requests received after the close of normal trading will be executed at the net asset value per share next computed. The signature(s) on all redemption requests of $10,000 or more must be guaranteed as described above.

     Redemption proceeds will be forwarded by check within five days of the receipt of a redemption request. If the shares to be redeemed were paid for by check, then to allow for clearance of the check the redemption proceeds may be delayed for up to 15 days after the purchase date. The redemption proceeds may be more or less than the original cost.

     Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the stockholder of record making the redemption request. If there is a question concerning the redemption of Fund shares, contact Distributors, your broker or Fund Services, Inc.

     Because of the high cost of maintaining small accounts, the Trust reserves the right to redeem shareholder accounts of less than $100 net asset value resulting from redemptions or exchanges. If the Trust elects to redeem such shares, it will notify the shareholder of its intention to do so and provide the shareholder with the opportunity to increase the amount invested to $100 or more within 30 days of notice.

SYSTEMATIC WITHDRAWAL PLAN

     An investor who has made an initial investment of at least $10,000 in a Fund or otherwise has accumulated shares valued at no less than $10,000 is eligible for a Systematic Withdrawal Plan. If so eligible, the investor may arrange for fixed withdrawal payments (minimum payment -- $100; maximum payment -- 1% per month or 3% per quarter of the total net asset value of the Fund shares in the shareholder account at inception of the Systematic Withdrawal
Plan) at regular monthly or quarterly intervals. Withdrawal payments are made to the investor or to the beneficiaries designated by him. An investor is not eligible for a Systematic Withdrawal Plan if he is making regular purchase payments pursuant to the Systematic Investment Plan described above.

                    DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

DIVIDENDS AND OTHER DISTRIBUTIONS

     Dividends from the Treasuries Trust's net investment income, if any, are declared and distributed at least quarterly. Dividends from the Multiple Index Trust's net investment income, if any, are declared and distributed at least annually. Any net capital gain (the excess of net long-term capital gain over net short-term capital loss and any net short-term capital gain) realized from the sale of portfolio securities by either Fund is distributed at least annually. Unless the Trust receives instructions to the contrary from a shareholder before the record date, it will be assumed that the shareholder wishes to, and the shareholder will, receive both dividends and capital gain distributions declared by a Fund in additional shares of that Fund. Instructions continue in effect until the Trust is notified in writing that a change is desired. All reinvested dividends and capital gain distributions are reinvested in additional shares of the distributing Fund on the payment date at those shares' net asset value on that day. Account statements are mailed to shareholders evidencing each reinvestment.

TAXATION OF THE FUNDS

     Each Fund is treated as a separate corporation for federal income tax purposes and intends to qualify for treatment as a RIC under the Code, so that it will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income and net short-term capital gain) and net capital gain that is distributed to its shareholders. To the extent, however, that a Fund does not distribute to its shareholders by the end of any calendar year substantially all of its ordinary income for that year and substantially all of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts, a 4% federal excise tax will be imposed on that Fund.

TAXATION WITH RESPECT TO UNDERLYING FUNDS (MULTIPLE INDEX TRUST ONLY)

     The Multiple Index Trust intends only to invest in underlying funds that intend to qualify for treatment as RICs under the Code. No assurance can be given, however, that an underlying fund will qualify for treatment as a RIC. If an underlying fund fails to qualify for treatment as a RIC, it may be subject to federal income tax and may adversely affect the Fund's ability to satisfy the diversification requirement applicable to RICs (see "Taxation" in the Statement of Additional Information) and thereby its ability to qualify as a RIC.

     If the Multiple Index Trust realizes gain from the disposition of shares of any underlying fund held as capital assets for more than one year, or if it receives a distribution from any underlying fund that is designated as a capital gain distribution (regardless of how long the Multiple Index Trust held the shares thereof), the amount of that gain or distribution is included in the Fund's net capital gain. Any other gain on disposition of shares of an underlying fund and any other distribution received therefrom is included in the Multiple Index Trust's investment company taxable income.

TAXATION OF SHAREHOLDERS

     Shareholders, other than tax-exempt entities (including those that hold shares pursuant to qualified retirement plans), are subject to current taxation on dividends paid, and capital gain distributions made, by a Fund. Dividends from a Fund's investment company taxable income are taxable as ordinary income to its shareholders, whether received in cash or in additional Fund shares, to the extent of the Fund's earnings and profits. Distributions of a Fund's net capital gain are taxable as long-term capital gain to its shareholders, whether received in cash or in additional Fund shares, regardless of the period of time the shares have been held. The portion of the dividends paid by the Treasuries Trust attributable to interest earned on its investments that are direct obligations of the U.S. government generally are not subject to state and local income taxes, although distributions by that Fund to its shareholders of net realized gains on the disposition of those investments are fully subject to those taxes.

     Each Fund advises its shareholders of the tax status of distributions following the end of each calendar year. Each Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. Such withholding is also required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding.

     A redemption of Fund shares will result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares (which normally includes any initial sales charge paid on the shares). Similar tax consequences will result on an exchange of shares of one Fund for shares of another series of the Trust. However, special rules apply when a shareholder disposes of Fund shares through a redemption or exchange within 90 days after purchase thereof and subsequently reacquires shares of that Fund or acquires shares of another series of the Trust without paying a sales charge due to the reinvestment or exchange privileges. In these cases, any gain on the disposition of the original Fund shares would be increased, or loss decreased, by the amount of the sales charge paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if shares of a Fund are bought within 30 days before or after selling other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.

     The foregoing is only a summary of some of the important federal tax considerations generally affecting the Funds and their shareholders; see the Statement of Additional Information for a further discussion. There may be other federal, state or local tax considerations applicable to a particular investor. Investors therefore are urged to consult their own tax advisers.

QUALIFIED RETIREMENT PLANS

     An investment in shares of either Fund may be appropriate for individual retirement accounts, tax deferred annuity plans under section 403(b) of the Code, self-employed individual retirement plans (commonly referred to as "Keogh plans"), simplified employee pension plans, savings incentive match plans for employees ("SIMPLEs") and other qualified retirement plans (including section 401(k) plans). Capital gain distributions and dividends received on Fund shares held by any of these accounts or plans are automatically reinvested in additional Fund shares, and taxation thereof generally is deferred until distributed by the account or plan. Investors who are considering establishing such an account or plan may wish to consult their attorneys or other tax advisers with respect to individual tax questions. The option of investing in these accounts or plans through regular payroll deductions may be arranged with Distributors and the employer.

                            PERFORMANCE INFORMATION

     From time to time, quotations of each Fund's average annual total return ("Standardized Return") may be included in advertisements, sales literature or shareholder reports. Standardized Return shows percentage rates reflecting the average annual change in the value of an assumed initial investment of $1,000, assuming the investment has been held for periods of one year, five years and ten years as of a stated ending date. If a five- and/or ten-year period has not yet elapsed, data will be provided as of the end of a shorter period corresponding to the life of a Fund. Standardized Return reflects deduction of a Fund's minimum initial sales charge at the time of purchase. Standardized Return also assumes that all dividends and capital gain distributions were reinvested in shares of a Fund.

     In addition, other total return performance data ("Non-Standardized Return") regarding a Fund may be included in advertisements, sales literature or shareholder reports. Non-Standardized Return shows a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation), and it assumes reinvestment of all dividends and capital gain distributions. Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is quoted. Non-Standardized Return may consist of cumulative returns, annual rates, year-by-year rates or any combination thereof. Cumulative total return represents the cumulative change in value of an investment in a Fund for various periods. Average annual total return refers to the annual compound rate of return of an investment in a Fund. Non-Standardized Return does not reflect deduction of a Fund's initial sales charge and would be lower if such charge was included.

     The Treasuries Trust may also advertise its yield. Yield reflects investment income net of expenses over a 30-day period on a share, expressed as an annualized percentage of the net asset value per share at the end of the period. Yield computations differ from other accounting methods and therefore may differ from dividends actually paid or reported net income.

     Total return and yield figures are based on historical performance of a Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

                                  FUND SHARES

     The Trust was organized as a Massachusetts business trust in January 1985 under the name American Pension Investors Trust and is registered with the SEC under the 1940 Act as an open-end management investment company. The Trust currently consists of seven separate series: the Multiple Index Trust, the Treasuries Trust, the Growth Fund, the Capital Income Fund, the T-1 Treasury Trust, the Yorktown Classic Value Trust and the Yorktown Value Income Trust. The Board of Trustees may elect to add additional series to the Trust in the future.

     The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value. Shares of beneficial interest of a Fund, when issued, are fully paid, nonassessable, fully transferable, redeemable at the option of the shareholder and have equal dividend, liquidation and noncumulative voting rights. The shares of each Fund will be voted separately except when an aggregate vote of all of the Trust's portfolios is required by the 1940 Act or otherwise.

     The Trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders' meeting for the election of trustees. Under the 1940 Act shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a trustee by vote cast in person or by proxy at a meeting called for that purpose.

               CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

     Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540-6231, serves as each Fund's custodian. Fund Services, Inc., 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229, is the Trust's transfer and dividend disbursing agent.

                              GENERAL INFORMATION

     Fund shareholders are kept informed through semi-annual and annual reports. Any inquiries should be directed in writing to the Trust at P.O. Box 2529, 2303 Yorktown Avenue, Lynchburg, Virginia 24501. Shareholders may direct general telephone inquiries to the Trust at the numbers listed on the back cover of this Prospectus. Telephone inquiries regarding shareholder account information should be directed to the Trust's transfer agent at the number listed on the back cover to this Prospectus.

          API MULTIPLE INDEX TRUST/TREASURIES TRUST ACCOUNT APPLICATION

           Please Make Checks Payable to and Addressed to: API TRUST
                    P.O. Box 26305, Richmond, Virginia 23260
                   For Questions Please Call: (800) 544-6060


Amount: $                                                  Confirm #:
         -----------------------------------------                   -------------------------
Minimum Initial Investment $5000, Subsequent $1000

                               ACCOUNT REGISTRATION


TYPE OF ACCOUNT CHECK ONE:        [ ]         [ ] JOINT     [ ] GIFTS/TRANSFERS TO A
                               INDIVIDUAL      TENANTS               MINOR             [ ] TRUST    [ ] BUSINESS
                               COMPLETE A                                              COMPLETE D    COMPLETE E
                                  ONLY      COMPLETE A & B      COMPLETE C ONLY           ONLY          ONLY

A

                                                                 -          -
---------------------------------------------------  --- --- ---   --- ---   --- --- ---   ---------------
First Name, Middle Initial, Last Name                Social Security Number (Required)      Date of Birth

B

                                                                 -        -
---------------------------------------------------  --- --- ---  --- ---   --- --- ---   ---------------
First Name, Middle Initial, Last Name                Social Security Number (Required)      Date of Birth

Joint account holders will be considered "joint tenants with rights of survivorship" unless otherwise specified. Joint account holders may elect to register their account as an "either/or" account. Such an election permits shares to be redeemed and certain instructions to be honored upon the request of any one of the account holders. By electing "either/or" status, checks or some written requests with only one signature, from one tenant will be honored. If "either/or" is elected, the joint account holders agree that the Fund, its transfer agent and principal underwriter shall not be held liable for any loss sustained as a result of complying with these instructions.

[   ] "Either/or" election                        [   ] All signatures required


C
---------------------------------------------------                   ----------------------------------------
Custodian's Name (only one permitted)                As Custodian For     Minor's Name (only one permitted)

under the _______ Uniform Gifts/Transfers to Minors Act.

------------------------------------ -----------------------------------------      --------------------------
       State                         Minor's Social Security Number (Required)       Minor's Date of Birth

D

---------------------------------------------------  ---------------------------------------------------
Name of Trustee                                      Name of Trust


---------------------------------------------------  -------------------------   ------------------------------
Name of Second Trustee (if any)                       Date of Trust (Required)   Taxpayer Identification Number
                                                                                           (Required)

E

                                                       [ ] Corporation    [ ]  Partnership    [ ] Other
---------------------------------------------------                                                     ---------------
Name of Business                                                                                            Specify


---------------------------------------------------  ---------------------------------------------------
Taxpayer Identification Number                              Person to Contact Concerning Account

--------------------------------------------------------------------------------
MAILING ADDRESS


-------------------------------------------------    ---------------     ---------------     ---------------
Street Address and Apartment Number or Box Number    City                State               Zip Code

I am a: [ ] U.S. Citizen [ ] Resident Alien

                                             ------------------------------     ---------------------------
                                             (Area Code) Day Phone              (Area Code) Evening Phone

    [ ] Non-Resident Alien
                           ----------------------------
                           Please Specify Country

                  (ADDITIONAL INFORMATION REQUIRED ON REVERSE)

                        CORPORATE AND TRUST CERTIFICATION

I hereby certify: (i) that I am the duly qualified Secretary of ------------------- , a corporation duly organized and existing under the laws of ------------------- , or (ii) that -------------------is/are the currently acting trustee(s) of ------------------- , and that all actions by shareholders, directors, trustees and other bodies necessary to execute this Application and establish an account with API Trust have been taken; and further, that any one of the following officers or trustees, unless a greater number is specified, is, and until further notice to API Trust, will be duly authorized and empowered to purchase, sell, assign, transfer, and withdraw securities and funds from the account established hereby.

Dated this --- day of ------------------- , 19 ---

----------------------------------------------------   ----------------------------------------------------
Name                                           Title    Signature of Secretary or Trust Officer

If more than one signature is required on the account, please specify the number of signatures required and identify the individuals below:

----------------------------------------------------   ----------------------------------------------------
Name                                           Title   Signature

----------------------------------------------------   ----------------------------------------------------
Name                                           Title   Signature

                              LIMITED AUTHORIZATION

I hereby authorize API Trust, its transfer agent and its principal underwriter to transmit information (such as statements) and to honor redemption instructions from the party designated below concerning my account:
Broker/Dealer [ ]   Investment Adviser [ ]

----------------------------------------------------   ----------------------------------------------------
Firm Name                                              Firm Address

(   )
----------------------------------------------------   ----------------------------------------------------
Main Office Phone Number                               Client Securities Firm Account No.

----------------------------------------------------   ----------------------------------------------------
Registered Representative Name

                               DISTRIBUTION OPTIONS

If no box below is checked, all distributions (dividends and capital gains) will be reinvested in additional shares.
[ ] I would like all dividends and capital gains (if any) reinvested in my account.
[ ] I would like all dividends and capital gains (if any) paid to me in cash.
[ ] I would like all dividends (if any) paid to me in cash and all capital gains (if any) reinvested in my account.

                            AUTOMATIC INVESTMENT PLAN

Purchases through the Automatic Investment Plan are effected on the 15th day of the month (or the following business day). Check one:

[ ] Monthly Investment         [ ] Quarterly Investment (March, June, September,
                                   December)

Amount of Systematic Investment $                      ($1,000 Minimum)
                                 ----------------------

PLEASE ATTACH A VOIDED CHECK TO THIS APPLICATION.

                            SYSTEMATIC WITHDRAWAL PLAN

(The minimum initial investment or public offering price of any existing account must be $10,000 or more.)

[ ] Check here if you would like additional information and the Application for Systematic Withdrawal Plan sent to you.

                                    SIGNATURES

I acknowledge receipt of a current prospectus of API Multiple Index Trust/Treasuries Trust and agree to be bound by its terms and the terms set forth herein. As required by law and under penalties of perjury, I certify that
(1) the Social Security or other taxpayer identification number (TIN) provided on this application is my correct TIN, and (2) currently I am not under IRS notification that I am subject to backup withholding. (Please strike out clause
(2) if you are currently under notification.)

----------------------------------------------------   ----------------------------------------------------
Applicant                                       Date   Joint Applicant                                  Date

----------------------------------------------------   ----------------------------------------------------
Other Authorized Signature                      Date   Other Authorized Signature                       Date

                               EXECUTIVE OFFICERS
                        American Pension Investors Trust
                                 P.O. Box 2529
                              2303 Yorktown Avenue
                           Lynchburg, Virginia 24501
                                 (800) 544-6060

                               INVESTMENT ADVISOR
                         Yorktown Management & Research
                                 Company, Inc.
                                 P.O. Box 2529
                              2303 Yorktown Avenue
                           Lynchburg, Virginia 24501
                                 (800) 544-6060

                                  DISTRIBUTOR
                          Yorktown Distributors, Inc.
                                 P.O.. Box 2529
                              2303 Yorktown Avenue
                           Lynchburg, Virginia 24501

                             TRANSFER AND DIVIDEND
                                DISBURSING AGENT
                              Fund Services, Inc.
                                 P.O. Box 26305
                            Richmond, Virginia 23260
                                 (800) 628-4077

                                   CUSTODIAN
                            Custodial Trust Company
                              101 Carnegie Center
                        Princeton, New Jersey 08540-6231

                              INDEPENDENT AUDITORS
                            Coopers & Lybrand L.L.P.
                             217 E. Redwood Street
                         Baltimore, Maryland 21202-3316


No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information and representations must not be relied upon as having been authorized by the Trust or its distributor. This Prospectus does not constitute an offering by the Trust or its distributor in any jurisdiction to any person to whom such offering may not lawfully be made.

                              MULTIPLE INDEX TRUST
                                TREASURIES TRUST
                                   PROSPECTUS

                                     [LOGO]


                     This Prospectus is dated June 1, 1997.


*************************************************************************
APPENDIX--Photo on back cover is of different kinds of money.